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                                                                   Exhibit 10.30

           COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN
                  AMENDMENT NO. 8 OF THE 1989 PLAN RESTATEMENT

         Columbus McKinnon Corporation (the "Corporation") hereby amends the Columbus McKinnon Corporation Employee Stock Ownership Plan (the "Plan"), as amended and restated in its entirety effective April 1, 1989, and as further amended by Amendment Nos. 1 through 7, as permitted under Section 11.1 of the Plan, as follows:

                        Amendments Effective Before 2001

1. Section 4.3, entitled "Allocation of Exempt Loan Stock", is amended effective April 1, 1989 by renumbering Paragraphs (2) and (3) of
         Section 4.3(c) as Paragraphs (3) and (4), and by adding new Section 4.3(c)(2) to read as follows:

                           "(2) Dividends on Unallocated Stock Used to Make
                  Exempt Loan Payments. Exempt Loan Stock released from the Loan Suspense Account on account of payment of the Exempt Loan with funds taken from cash dividends paid with respect to unallocated Exempt Loan Stock shall be allocated to the same Participants and in the same manner that the Contributions for such Plan Year would have been allocated under Section 3.4."

2. Section 5.2, entitled "Allocation of Trust Income or Loss", is amended effective April 1, 1989 to change Section 5.2(b) to read as follows:

                  "(b) Determination of Income or Loss. The net income (or loss) of the Trust includes the increase (or decrease) in the fair market value of Trust assets (other than Stock), interest, dividends and other income and gains (or losses) attributable to Trust assets (other than dividends on Stock used to make payments on Exempt Loans) since the preceding Valuation Date, reduced by any expenses charged to the Trust assets for that Plan Year. The determination of the net income (or loss) of the Trust shall not take into account any interest paid by the Trust under an Exempt Loan."

3. Section 7.4, entitled "Eligible Rollover Distribution", is amended effective January 1, 2000 by changing Section 7.4(a)(1) to read as follows:

                           (1) "Eligible Rollover Distribution." An eligible
                  rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the

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                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                              Page 2 of Amendment No. 8 of 1989 Plan Restatement


                  joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; effective after December 31, 1999, any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV); and the portion of any distribution that is not included in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

4. Section 13.2, entitled "Definitions and Rules of Interpretation", is amended effective April 1, 2000 by changing Section 13.2(c) to read as follows:

                  "(c) "Defined Benefit Plan"  [Deleted]"

5. Section 13.2, entitled "Definitions and Rules of Interpretation", is amended effective April 1, 2000 by changing Section 13.2(g) to read as follows:

                  "(g) "Projected Annual Benefit"  [Deleted]"

6. Section 13.2, entitled "Definitions and Rules of Interpretation", is amended effective April 1, 2000 by changing Section 13.2(i) to read as follows:

                  "(i) Aggregation of Section 415 Employer's Defined Contribution Plans. For the purpose of this ARTICLE 13, all Defined Contribution Plans (whether terminated or not) ever maintained by the
         Section 415 Employer shall be treated as one Defined Contribution
         Plan."

7. Section 13.4, entitled "Participation in a Defined Benefit Plan", is amended effective April 1, 2000 to read as follows:

                  "13.4 "Participation in a Defined Benefit Plan"  [Deleted]"


                       Amendments Effective April 1, 2001

8. Section 1.6, entitled "Annual Earnings", is amended effective April 1, 2001 by amending Section 1.6(a)(2) to read as follows:


                  "(2) Specific Inclusions. "Annual Earnings" shall include all amounts that would have been paid to the Employee by the Corporation and each of its Affiliates during the Plan Year or other period but for any salary reduction agreement and that are excluded from the gross income of the

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                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                              Page 3 of Amendment No. 8 of 1989 Plan Restatement


         Employee under any one of the Code sections referred to in Code Section 414(s)(2) (concerning 401(k) plans, cafeteria plans, qualified transportation fringes and certain other deferred compensation arrangements)."


                      Amendments Effective January 1, 2002

9. Section 1.6, entitled "Annual Earnings", is amended effective April 1, 2002 by changing Section 1.6(b) to read as follows:

                  "(b) Code Section 401(a)(17) Limit. In addition to all other applicable limitations set forth in the Plan, and notwithstanding any other provision in the Plan to the contrary, for any Plan Year or other 12-month period beginning on or after January 1, 1989, the Annual Earnings of each Employee taken into account under the Plan shall not exceed the "Code Section 401(a)(17) Limit." If a Plan Year or other determination period consists of fewer than 12 months, the "Code
         Section 401(a)(17) Limit" shall be multiplied by a fraction, the numerator of which is the number of months in the Plan Year or other determination period and the denominator of which is 12.

                           (1) Limit Effective January 1, 1989. The "Code
                  Section 401(a)(17) Limit" for the Plan Year or any other 12-month period beginning in the 1989 calendar year or any subsequent calendar year shall be $200,000 or such larger amount as the Secretary of the Treasury may determine for such calendar year under Code Section 401(a)(17).

                           (2) Limit Effective January 1, 1994. The "Code
                  Section 401(a)(17) Limit" for the Plan Year or any other 12-month period beginning in the 1994 calendar year or any subsequent calendar year shall be $150,000 or such larger amount as the Secretary of the Treasury may determine for such calendar year under Code Section 401(a)(17).

                           (3) Limit Effective January 1, 2002. The "Code
                  Section 401(a)(17) Limit" for the Plan Year or any other 12-month period beginning in the 2002 calendar year or any subsequent calendar year shall be $200,000 or such larger amount as the Secretary of the Treasury may determine for such calendar year under Code Section 401(a)(17)."


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                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                              Page 4 of Amendment No. 8 of 1989 Plan Restatement


10. Section 7.4, entitled "Eligible Rollover Distributions", is amended effective January 1, 2002 by adding new Section 7.4(e) to read as follows:

         "(e) EGTRRA Amendment.

                           (1) Effective Date. This subsection (e) shall apply
                  to distributions made after December 31, 2001.

                           (2) Modification of Definition of Eligible Retirement
                  Plan. For purposes of the direct rollover provisions in this
                  Section 7.4, an Eligible Retirement Plan shall also mean an annuity contract described in section 403(b) of the Code and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a Qualified Domestic Relation Order.

                           (3) Modification of Definition of Eligible Rollover
                  Distribution to Exclude Hardship Distributions. For purposes of the direct rollover provisions in this Section 7.4, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

                           (4) Modification of Definition of Eligible Rollover
                  Distribution To Include After-tax Employee Contributions. For purposes of the direct rollover provisions in this Section 7.4, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible "


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                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                              Page 5 of Amendment No. 8 of 1989 Plan Restatement


11. Section 13.1, entitled "Summary", is amended effective April 1, 2002 to read as follows:

         "13.1 Summary. The total contributions allocated to the Accounts of any Participant for a Limitation Year with respect to the Corporation and all Affiliates may not exceed the lesser of $40,000 (as adjusted) or 100 percent of the Participant's Section 415 Compensation. If the Participant receives contributions under more than one defined contribution plan of the Corporation (and all Affiliates), all such contributions must be taken into account in applying this limitation. The rules applying this limitation are set forth in detail in the subsequent sections of this ARTICLE 13 and these sections override any inconsistent provision in this Section 13.1."

12. Section 13.2, entitled "Definitions and Rules of Interpretation", is amended effective April 1, 2002 by changing Section 3.2(f) to read as follows:

                  "(f) "Maximum Dollar Amount" means for any Limitation Year, $40,000, as may be increased pursuant to Section 415(d) of the Code."

13. Section 13.2, entitled "Definitions and Rules of Interpretation", is amended effective April 1, 2002 by changing Section 3.2(h) to read as follows:

                  "(h) "Section 415 Compensation" means with respect to a Limitation Year, "participant's compensation" as defined under Code
         Section 415(c)(3) and the Treasury Regulations thereunder. In no event shall a Participant's Section 415 Compensation for a Limitation Year beginning on or after April 1, 1989 exceed the applicable Code Section 401(a)(17) Limit set forth in Section 1.6(b)."

14. Section 13.3, entitled "Limitation on Annual Additions", is amended effective April 1, 2002 by inserting "100% of his Section 415 Compensation" in place of "25% of his Section 415 Compensation".

15. Section 14.8, entitled "Effective Date", is replaced effective April 1, 2002 with a new Section 14.8 which shall read as follows:

         "14.8 EGTRRA Amendment.

                  (a) Effective date. This Section 14.8 shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after March 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code

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                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                              Page 6 of Amendment No. 8 of 1989 Plan Restatement


         for such years. This section shall govern over any contrary provision in this Article 14.

                  (b) Determination of Top-Heavy Status.

                           (1) Key Employee. Key Employee means any employee or
                  former employee (including any deceased employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for plan years beginning after March 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

                           (2) Determination of Present Values and Amounts. This
                  Section 14.8(b)(2) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the Determination Date.

                                    (A) Distributions during year ending on the
                           determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the Determination Date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting 5-year period for 1-year period.

                                    (B) Employees not performing services during
                           year ending on the Determination Date. The accrued benefits and accounts of any individual who has not performed services for

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                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                              Page 7 of Amendment No. 8 of 1989 Plan Restatement


                           the Employer during the 1-year period ending on the Determination Date shall not be taken into account.

                  (c) Minimum Benefits. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of section 401(m) of the Code."


         IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorized officer of the Corporation this 26th day of March, 2002.

                                           COLUMBUS McKINNON CORPORATION


                                           By  /s/ Robert L. Montgomery
                                             -----------------------------------


                                           Title  Executive Vice President
                                                --------------------------------